Prudential's Gibraltar Fund, Inc.        ANNUAL REPORT        December 31, 2000

PRUDENTIAL'S FINANCIAL SECURITY PROGRAM

                                   [GRAPHIC]

Build
    on the Rock

                                                            [LOGO OF PRUDENTIAL]

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ
07102-3777
IFS-200101-A051732

Build on the Rock

TABLE OF CONTENTS

Letter to Planholder                 1
Market Commentary and Outlook        2
Prudential's Gibraltar Fund, Inc.    6

FINANCIAL REPORTS
Financial Statements                A1
Schedule of Investments             B1
Notes to Financial Statements       C1
Financial Highlights                D1
Report of Independent Accountants   E1


Prudential's Financial Security Program is the only account investing in Prudential's Gibraltar Fund, Inc.

Prudential's Gibraltar Fund, Inc.       Annual Report         December 31, 2000

Letter to Planholder

DEAR PLANHOLDER:

This annual report reviews the performance of the Prudential's Gibraltar Fund, Inc.

LOOKING BACK

The year 2000 will long be remembered as one of the more intriguing years in market history. Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500 Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.

[PHOTO]
Chairman
David R. Odenath, Jr.

"This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach."

Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a mid-year reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.

REMAIN FOCUSED ON THE BIG PICTURE

This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. It is best to look past short-term events and focus on your longer-range financial goals.

SEEK HELP FROM A FINANCIAL PROFESSIONAL

Investors who do focus on short-term events often find that their portfolios drift too much in the direction of a particular asset class. If, over the past year, you feel this has happened to you, consider contacting your financial professional. He or she can help you reevaluate your current portfolio, and determine if adjustments are necessary to bring it back in line with your individual long-term goals and level of risk tolerance.

Sincerely,

/s/ David R. Odenath Jr.

David R. Odenath, Jr.
Chairman,
The Prudential's Gibraltar Fund, Inc.

                                                                January 31, 2001

The views expressed are as of January 31, 2001, and are subject to change based on market and other conditions.

Prudential's Gibraltar Fund, Inc.      Annual Report          December 31, 2000

Equity Commentary

2000 MARKS A CORRECTION IN 1999'S IMBALANCED GAINS

Over the 12 months ended December 31, 2000, the S&P 500 Composite Stock Price Index dropped just over 9%. It has been 20 years since we have seen a decline even close to this magnitude, but the fall was focused in a few sectors. This year's decline represents a correction to 1999's imbalanced gains. Technology, which dominated the market in 1999, came in last in 2000. Conversely, in this declining market, the S&P 500 Financials Index gained 26%, the Healthcare Index gained 36%, and the Utilities Index gained 60%. Together with the much smaller Transportation Index (up 19%), these were among the poor performers in 1999. The Wilshire REIT Index (real estate), which also had a poor 1999, rose 22% in 2000.

Among the developed country stock markets, only Switzerland, Canada, and Denmark had positive overall returns in U.S. dollars, although Australia, Canada, and several European countries had significantly positive returns in their local currencies. Among emerging market countries, only Israel, Venezuela, and the Czech Republic managed a positive return in dollars.


HOW THE SECTORS PERFORMED

 .    Because investments were cut back when oil was cheap, we had oil and natural gas shortages in 2000. Similarly, low investment in new electricity-generating capacity, together with accidents of nature, resulted in severe power shortages in 2000. There were financial gains for companies that had access to natural gas supplies or electricity-generating capacity, and for those involved in oil and gas exploration and production. The utility sector was the best performer of 2000, and the S&P Energy Index also had a double-digit stock return (14%).

 .    Healthcare service companies--HMOs and hospital managers--had been squeezed by reimbursement issues, but their return to profitability pushed the share returns of these S&P 500 industry groups to 86% and 62%, respectively. The healthcare sector overall gained 36%.

 .    Slowing capital markets hurt large banks and investment brokerages, but savings and loans were the year's second-best performing S&P 500 industry group (up 90%). S&Ls benefited from a strong housing market and from the likelihood of lower interest rates. Both they and insurance companies can benefit from rising prices on their bond portfolios. Some insurance companies also saw considerable pricing improvement in 2000.

 .    Technology stocks suffered partly from a painful correction of their strong performance in 1999. Moreover, heavy spending on technology in 1999--including telecommunications equipment-- left many customers with no pressing need to upgrade further.

 .    Two economically sensitive sectors--consumer cyclicals and basic materials--suffered from the growing perception that the U.S. economy was slowing. The retail apparel group--a consumer cyclical--was among the year's worst performers. Metal stocks also were near the bottom of the market. However, investors tend to act in anticipation of future events, and basic materials stocks--particularly forest products and aluminum--had large upward bounces in the fourth quarter.

 .    In 2000, investors began to fear that communications services companies had overinvested and that many markets may have become saturated. The S&P 500 Long-Distance Telephone Company Index declined 70% over the year.

Performance of U.S. Market Sectors Through December 31, 2000
            [GRAPH]
One Year

Technology                -39.9%
Energy                     14.1%
Capital Goods               3.5%
Utilities                  59.7%
Communication Services    -38.8%
Basic Materials           -12.5%
Conusmer Cyclicals        -20.2%
Healthcare                 35.9%
Conusmer Staples            5.3%
Financials                 26.1%
Transportation             18.5%

S&P 500 Index Sector Weightings Through December 31, 2000

            [GRAPH]

Technology                21.8%
Financials                17.3%
Healthcare                13.4%
Consumer Staples          11.5%
Capital Goods              8.6%
Consumer Cyclicals         7.8%
Energy                     6.4%
Communication Services     5.5%
Utilities                  3.8%
Basic Materials            3.1%
Transportation             0.7%

Source: Standard & Poor's as of December 31, 2000. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Prudential's Gibraltar Fund, Inc.       Annual Report         December 31, 2000

Equity Outlook

COMBINATION OF FACTORS HURT 2000 MARKET

Trying to stabilize economic growth is hampered by the long delay between any action taken and measurable signs of its impact. Nonetheless, economic growth was smoother in the second half of the twentieth century when central banks were more aggressive than in the first, and we are currently in the longest period of uninterrupted growth in U.S. history.

However, one of the factors driving the stock market excesses of 1999 was a huge increase in the money supply that the Federal Reserve (the Fed) engineered in order to lubricate any difficulties about the turn of the millennium. The economy also was being stimulated by corporate investments in inventory and equipment, done with the same intention. These combined factors produced a burst of economic activity and profit growth, and an investor enthusiasm for technology stocks that drove some prices well above levels justified by reasonable expectations of future profits. Unfortunately, as the Fed pulled back on the throttle in 2000 and inventories were being burned off, oil prices rose. This combination of dampening factors produced a more rapid slowing than anyone wanted.

FOCUS ON THE FUNDAMENTALS

Earnings forecasts are coming down rapidly, and investors are not likely to continue to pay the very high multiples of earnings they did in 1999. Nonetheless, share prices at year-end were low, according to our quantitative team, with most analysts still forecasting profitable growth. Investment success will likely come to those who pay close attention to both realistic earnings projections in the slowing economy and to share prices.

In the United States, the healthcare sector is still realizing benefits from consolidation, market growth, and new technologies. The financial sector can benefit from falling interest rates, although lenders can be hurt by their credit exposure. The Fed's half-percentage-point drop in short-term rates on January 3, 2001 was very favorable. It indicated that the Fed will act to forestall a recession, and it made stocks more attractive relative to bonds.

OUTLOOK POSITIVE FOR GLOBAL STOCKS

Globally, the decline of the euro in 2000 is like a coiled spring under the prices of euro-denominated stocks. In late November, that currency began what appears to be a firm upward move. This could supplement any gains from the ongoing long-term positive changes in Europe. In addition, European economic growth in 2001 may outpace that in the United States.

Prudential's Gibraltar Fund, Inc.        Annual Report        December 31, 2000

Bond Commentary

U.S. BOND MARKET TROUNCED STOCK MARKET

Whatever else the year 2000 will be remembered for, Wall Street will recall that the U.S. investment-grade bond market handily outperformed the stock market. The Lehman Brothers U.S. Aggregate Bond Index returned 11.6% in 2000 versus -9.10% for the Standard & Poor's 500 Composite Stock Price Index. The bond market triumph appears more impressive when one considers that U.S. Treasury securities maturing in 20 years or longer returned 21.5% for the year, based on the Lehman Brothers U.S. Treasury Bond Index.

The performance of the equity and fixed-income markets diverged as signs of economic weakness that pressured stock prices boosted prices of Treasuries and other high-quality bonds. The Federal Reserve (the Fed) had increased short-term interest rates six times between June 1999 and May 2000. Raising rates discourages bank lending, which cuts the amount of money available for business expansion and consumer spending. In this way, the Fed tried to slow U.S. economic growth and prevent a build-up in inflation.

By June 2000, the Fed's method was clearly working. Reports indicated that the cumulative effect of repeated rate hikes was reining in the economic expansion. As the economy lost steam, companies reported earnings disappointments, the unemployment rate crept higher, and consumer confidence slid. Meanwhile, bond investors looked ahead to a time when the Fed would cut rates to bolster economic growth. As a result, they accepted lower yields on Treasuries and other investment-grade bonds, driving bond prices higher.

INVESTOR DEMAND PROMPTS TREASURY RALLY

Besides the outlook for lower short-term rates, prices of Treasuries rallied strongly as a shrinking supply of these securities met with strong investor demand. The supply of Treasuries declined as growing federal budget surpluses reduced the federal government's need to borrow money through issuance of Treasuries. Therefore, the federal government issued fewer Treasuries and also bought back $30 billion of them.

The relative scarcity and safety of Treasuries boosted demand for them, helping Treasuries dramatically outperform other sectors of the taxable U.S. bond market, particularly high-yield corporate (or junk) bonds.

Junk bonds were the only sector of the U.S. fixed-income market to post a negative return in 2000. Concern that the slumping economy would hurt the ability of companies to pay interest and principal on their debt securities sapped demand for corporate bonds, especially junk bonds. As the junk bond default rate climbed in 2000, investors drove junk bond prices lower, which boosted the average yield in that sector to its highest level since 1991 as measured by the Lehman Brothers High Yield Bond Index.

Performance of Fixed-Income Market Indexes Through December 31, 2000

                [GRAPH]

One Year

Global (U.S. dollar) Index          1.43%
U.S. Mortgage Backed Securities    11.16%
Emerging Markets                   13.73%
U.S. Treasuries                    13.52%
U.S. Aggregate Index               11.63%
U.S. Corp. Investment Grade         9.39%
U.S. Municipals                    11.68%
U.S. Corporate High Yield          -5.86%

Source: Lehman Brothers as of December 31, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index

Prudential's Gibraltar Fund, Inc.        Annual Report        December 31, 2000

Bond Outlook

BUYING OPPORTUNITIES EXIST FOR HIGH-YIELD BONDS

Unlike the proverbial rising tide that lifts all boats, the U.S. bond market rally of 2000 produced double-digit returns in some sectors, but failed to bolster prices of most high-yield corporate bonds (or junk bonds). In fact, prices of many junk bonds declined sharply, prompting risk-averse investors to flee the sector. Nevertheless, we believe investors with strong analytical abilities and a tolerance for risk can find good buying opportunities in 2001 among junk bonds, and to a lesser extent, among investment-grade corporate bonds.

A closer look at the high-yield market reveals that bonds rated BB--the highest ratings category--returned 4.0% in 2000, based on the Lehman Brothers High Yield Bond Index. However, because prices of bonds rated single-B and below fell dramatically, the Lehman Brothers High Yield Bond Index overall returned -5.9% for 2000. This largely bearish response to the high-yield market in 2000 may be a signal that 2001 is an opportune time to buy. However, if corporate earnings remain under pressure and U.S. economic growth slows more than expected, the junk bond default rate could climb further in 2001, potentially constraining the performance of high-yield bonds.

FED COURSE A POSITIVE FOR HIGH-YIELD BONDS

Out of concern for the economy, the Fed surprised financial markets early in January 2001 with a half-percentage-point reduction in the federal funds rate (the rate that U.S. banks charge each other for overnight loans). The move, which lowered the key rate to 6.0%, marked the first time since 1998 that the Fed had eased monetary policy between its regularly scheduled meetings.

The aggressiveness and unusual timing of the Fed's move in 2001 and indications that more rate cuts may follow show that the central bank plans to do all it can to keep the decade-long economic expansion on track. We find such determination encouraging, particularly if it helps improve investor sentiment toward riskier assets. A more favorable attitude could eventually restore liquidity and stability to the high-yield market.

We look to newly issued bonds in selected sectors of the high-yield market for some of the best investment opportunities. Today's tougher underwriting standards mean that newly issued junk bonds will likely stand the test of time better than some bonds issued during the late 1990s when liberal underwriting practices allowed too many lower-tier companies to borrow in the fixed-income market.

MORE MODEST RETURNS FORECAST FOR REST OF BOND MARKET

In contrast to our guarded optimism toward the high-yield market, most of the good news may already be factored into the prices of U.S. Treasuries, federal agency securities, asset-backed securities, mortgage-related securities, and municipal bonds. For example, financial market participants have already anticipated extensive cuts in short-term rates by the Fed in 2001. Consequently, we believe these sectors of the U.S. bond market, which produced double-digit returns in 2000, may produce substantially more modest returns in 2001.

The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Prudential's Gibraltar Fund, Inc.       Annual Report         December 31, 2000

Gibraltar Fund, Inc.

MANAGED BY

Jeffrey Siegel

"The question facing investors is whether the slowdown underway will result in a soft landing or a recession. Through the first half of 2001, strong stock selection will continue to be the key to uncertain markets. We remain positive about the energy sector, as we believe stock performance has yet to catch up to the gains achieved by the underlying commodities. Consequently, we are comfortable with our oil services and exploration and production stocks; we may buy more. We find that telecommunications are now attractively priced, especially consumer services."

PERFORMANCE SUMMARY

                                           Six
Average Annual Returns                    Months  1-Year  3-Year  5-Year 10-Year
--------------------------------------------------------------------------------
Gibraltar Fund/1/                         -9.53%   1.59%  21.12%  21.85%  19.97%

Lipper (VIP) Large-Cap Core Funds Avg./2/ -9.96%  -8.96%  11.89%  16.62%  15.86%

S&P 500 Index/3/                          -8.71%  -9.10%  12.26%  18.33%  17.44%
--------------------------------------------------------------------------------
Gibraltar Fund inception date: 3/14/68.


The Gibraltar Fund's 1.59% return was a substantially better performance than the 8.96% fall of the Lipper (VIP) Large-Cap Core Funds Average. This return was particularly good since the Fund was managed in a growth style during much of the year, and growth stocks were strongly disfavored by the market in 2000. More than a third of the Fund's invested assets, on average, were in technology stocks, and its selection of stocks within that sector--although they lost ground over the year--held up much better than the S&P 500 Technology Index.

PERFORMANCE REVIEW

The largest positive contribution to the Fund's return came from its utility and energy stocks; our holdings in both sectors--including Enron (gas pipelines), AES (global electricity generation), Anadarko Petroleum and Noble Affiliates (both oil and gas)--had substantial gains. They benefited from shortages of oil, natural gas, and electricity-generating capacity. Our strong stock selection in these sectors and our overweighting in utilities paid off.

Despite the poor year for technology and telecommunication stocks, our excellent selection and judicious reduction of our exposure to these sectors helped to curb our losses. We had about half the weighting of communications services as the S&P 500, although they did include WorldCom, America Online, and Global Crossing, which all dropped sharply. Although we also had many technology holdings that generated large losses--including Microsoft, Motorola, and BMC Software--we had substantial gains on others--such as Oracle, JDS Uniphase, EMC, and Corning. Overall, our technology holdings helped our comparative return substantially.
                        $10,000 INVESTED OVER TEN YEARS

                                    [GRAPH]

                 $61,748 Gibraltar   $43,638 Lipper      $49,914 S&P 500
                       Fund /1/     (VIP) Large-Cap         Index /3/
                                   Core Funds Avg./2/

Dec|1990               10000            10000                10000
                     11693.2            11385              11422.8
Dec|1991             13435.4          13219.8                13040
                     13428.9          12909.3              12952.4
Dec|1992             15797.9          14232.3              14032.1
                     18347.9          14941.5              14714.7
Dec|1993             19555.6          15933.2              15443.3
                     19110.8            15264              14920.8
Dec|1994             19295.8          15733.5              15646.2
                     22312.2          18512.8              18804.5
Dec|1995             22992.1          20688.3              21518.7
                     25209.2            22640              23689.8
Dec|1996             29230.1          25001.7              26456.2
                     32498.4          29236.2              31905.5
Dec|1997             34749.3          32026.8              35279.6
                     39488.3          37134.9              41531.9
Dec|1998             43746.5          40249.6              45369.2
                     50102.4          44529.1              50979.7
Dec|1999             60774.1          48876.3              54911.8
                     68251.7          49460.3              54677.5
Dec|2000             61748.1            43638              49913.9


/1/ Past performance is not predictive of future performance. Fund performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower. Source:
     Prudential. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                       PRUDENTIAL'S GIBRALTAR FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

    ASSETS
      Investments, at value (cost: $399,317,045).............. $428,284,832
      Cash....................................................          145
      Receivable for investments sold.........................      446,036
      Interest and dividends receivable.......................      309,706
                                                               ------------
       Total Assets...........................................  429,040,719
                                                               ------------
    LIABILITIES
      Payable for investments purchased.......................    5,408,743
      Payable to investment adviser...........................      133,341
      Accrued expenses........................................       36,459
                                                               ------------
       Total Liabilities......................................    5,578,543
                                                               ------------
    NET ASSETS................................................ $423,462,176
                                                               ============
      Net assets were comprised of:
       Common stock, at $1 par value.......................... $ 42,382,545
       Paid-in capital, in excess of par......................  351,951,026
                                                               ------------
                                                                394,333,571
      Undistributed net investment income.....................       36,697
      Accumulated net realized gain on investments............      124,121
      Net unrealized appreciation on investments..............   28,967,787
                                                               ------------
      Net assets, December 31, 2000........................... $423,462,176
                                                               ============
    Net asset value and redemption price per share, 42,382,545 outstanding shares of common stock (authorized
     150,000,000 shares)...................................... $       9.99
                                                               ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

INVESTMENT INCOME
  Dividends (net of $4,189 foreign withholding tax). $   2,455,331
  Interest..........................................       754,309
                                                     -------------
                                                         3,209,640
                                                     -------------
EXPENSES
  Investment advisory fee...........................       576,323
  Directors' fees and expenses......................         8,520
  Custodian expense.................................         4,013
                                                     -------------
   Total expenses...................................       588,856
                                                     -------------
NET INVESTMENT INCOME...............................     2,620,784
                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investments..................   145,275,987
  Net change in unrealized appreciation on:
   investments......................................  (137,358,010)
                                                     -------------
NET GAIN ON INVESTMENTS.............................     7,917,977
                                                     -------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS.......................................... $  10,538,761
                                                     =============
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income......................................................................... $   2,620,784  $  2,410,250
  Net realized gain on investments..............................................................   145,275,987    48,396,443
  Net change in unrealized appreciation on investments..........................................  (137,358,010)   79,517,050
                                                                                                 -------------  ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................    10,538,761   130,323,743
                                                                                                 -------------  ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..........................................................    (2,584,087)   (2,491,343)
  Distributions from net realized capital gains.................................................  (164,042,293)  (35,800,340)
                                                                                                 -------------  ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..............................................................  (166,626,380)  (38,291,683)
                                                                                                 -------------  ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [701,945 and 0 shares, respectively].......................................     6,675,500            --
  Capital stock issued in reinvestment of dividends and distributions
   [15,149,591 and 2,578,010 shares, respectively]..............................................   159,971,679    36,911,543
  Capital stock repurchased [2,275,302 and 2,927,759 shares, respectively]......................   (38,386,835)  (40,160,866)
                                                                                                 -------------  ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................   128,260,344    (3,249,323)
                                                                                                 -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................................   (27,827,275)   88,782,737
NET ASSETS:
  Beginning of year.............................................................................   451,289,451   362,506,714
                                                                                                 -------------  ------------
  End of year (a)............................................................................... $ 423,462,176  $451,289,451
                                                                                                 =============  ============
  (a) Includes undistributed net investment income of:.......................................... $      36,697  $         --
                                                                                                 -------------  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

December 31, 2000


LONG-TERM INVESTMENTS -- 98.7%                        Value
                                          Shares    (Note 1)
COMMON STOCKS                            -------- -------------
Advertising -- 3.2%
  Omnicom Group, Inc....................   54,800 $   4,541,550
  WPP Group PLC, ADR....................  141,115     8,863,786
                                                  -------------
                                                     13,405,336
                                                  -------------
Banks and Savings & Loans -- 7.6%
  Chase Manhattan Corp..................  129,600     5,888,700
  Citigroup, Inc........................  298,066    15,219,995
  FleetBoston Financial Corp............  193,400     7,264,588
  Wells Fargo & Co......................   70,400     3,920,400
                                                  -------------
                                                     32,293,683
                                                  -------------
Broadcasting Services -- 1.4%
  Infinity Broadcasting Corp.
   (Class "A" Stock)(a).................  208,100     5,813,794
                                                  -------------
Computers -- 9.0%
  Cisco Systems, Inc.(a)................  373,200    14,274,900
  Compaq Computer Corp..................  135,300     2,036,265
  Dell Computer Corp.(a)................  240,900     4,200,694
  EMC Corp.(a)..........................   62,100     4,129,650
  Hewlett-Packard Co....................  170,100     5,368,781
  International Business Machines Corp.
   (IBM)................................   94,900     8,066,500
                                                  -------------
                                                     38,076,790
                                                  -------------
Computer Services -- 2.8%
  America Online, Inc.(a)...............  147,100     5,119,080
  Microsoft Corp.(a)....................  160,700     6,970,362
                                                  -------------
                                                     12,089,442
                                                  -------------
Containers -- 1.3%
  Pactiv Corp.(a).......................  435,100     5,384,363
                                                  -------------
Diversified Operations -- 2.2%
  General Electric Co...................  192,100     9,208,794
                                                  -------------
Drugs & Medical Supplies -- 16.1%
  Abbott Laboratories...................   82,400     3,991,250
  American Home Products Corp...........  198,200    12,595,610
  Bristol-Myers Squibb Co...............  165,700    12,251,444
  Eli Lilly and Co......................   91,800     8,543,137
  Merck & Co., Inc......................   95,600     8,950,550
  Pfizer, Inc...........................  170,500     7,843,000
  Pharmacia Corp........................  126,559     7,720,099
  Schering-Plough Corp..................  111,800     6,344,650
                                                  -------------
                                                     68,239,740
                                                  -------------
Electronics -- 4.3%
  Altera Corp.(a).......................  139,900     3,681,119
  Applied Materials, Inc.(a)............   36,800     1,405,300
  Intel Corp............................  114,500     3,463,625
  LSI Logic Corp.(a)....................  178,200     3,045,438
  Texas Instruments, Inc................  142,000     6,727,250
                                                  -------------
                                                     18,322,732
                                                  -------------
Financial Services -- 10.5%
  American Express Co...................  232,700    12,783,956
  Goldman Sachs Group, Inc..............   41,000     4,384,438

                                                              Value
        COMMON STOCKS                             Shares    (Note 1)
        (Continued)                              -------- -------------
        Financial Services (cont'd.)
          MBNA Corp.............................  329,600 $  12,174,600
          Morgan Stanley Dean Witter & Co.......   45,900     3,637,575
          Providian Financial Corp..............  203,900    11,724,250
                                                          -------------
                                                             44,704,819
                                                          -------------
        Food & Beverage -- 0.3%
          PepsiCo, Inc..........................   25,600     1,268,800
                                                          -------------
        Gas Pipelines -- 1.4%
          Williams Cos., Inc....................  144,200     5,758,988
                                                          -------------
        Insurance -- 3.2%
          Allstate Corp.........................  163,200     7,109,400
          American International Group, Inc.....   64,390     6,346,439
                                                          -------------
                                                             13,455,839
                                                          -------------
        Leisure -- 2.0%
          Sabre Holdings Corp...................  201,300     8,681,062
                                                          -------------
        Manufacturing -- 2.4%
          Minnesota Mining & Manufacturing
           Co. (3M).............................   40,500     4,880,250
          Tyco International, Ltd...............   93,100     5,167,050
                                                          -------------
                                                             10,047,300
                                                          -------------
        Media -- 4.8%
          Clear Channel Communications, Inc.(a).   55,400     2,683,438
          Tribune Co............................  183,200     7,740,200
          Viacom, Inc. (Class "B" Stock)(a).....  208,386     9,742,045
                                                          -------------
                                                             20,165,683
                                                          -------------
        Oil & Gas -- 5.7%
          Anadarko Petroleum Corp...............   73,500     5,224,380
          Burlington Resources, Inc.............  137,500     6,943,750
          Conoco, Inc. (Class "A" Stock)........  237,100     6,786,987
          Noble Affiliates, Inc.................  117,400     5,400,400
                                                          -------------
                                                             24,355,517
                                                          -------------
        Oil & Gas Services -- 2.2%
          Baker Hughes, Inc.....................  133,100     5,531,969
          Halliburton Co........................  110,700     4,012,875
                                                          -------------
                                                              9,544,844
                                                          -------------
        Retail -- 6.1%
          Costco Wholesale Corp.(a).............   88,400     3,530,475
          Home Depot, Inc.......................  334,900    15,300,744
          Target Corp...........................   75,300     2,428,425
          Wal-Mart Stores, Inc..................   87,900     4,669,687
                                                          -------------
                                                             25,929,331
                                                          -------------
        Telecommunications -- 5.2%
          Global Crossing, Ltd.(a)..............  331,800     4,748,887
          Nextel Communications, Inc.
           (Class "A" Stock)(a).................  134,800     3,336,300
          Vodafone Group PLC, ADR
           (United Kingdom).....................  303,900    10,883,419
          WorldCom., Inc.(a)....................  208,100     2,913,400
                                                          -------------
                                                             21,882,006
                                                          -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2000


                                                           Value
           COMMON STOCKS                        Shares    (Note 1)
           (Continued)                          ------- ------------
           Telecommunications Equipment -- 7.0%
             Corning, Inc....................    52,900 $  2,793,781
             JDS Uniphase Corp.(a)...........    42,000    1,750,875
             Motorola, Inc...................   332,700    6,737,175
             Nokia OYJ ADR (Finland).........   296,300   12,889,050
             Nortel Networks Corp............   167,800    5,380,088
                                                        ------------
                                                          29,550,969
                                                        ------------
           TOTAL LONG-TERM INVESTMENTS
            (cost $389,212,045)................          418,179,832
                                                        ------------

                                        Moody's   Principal
      SHORT-TERM                        Rating     Amount
      Commercial Paper
         General Electric Capital Corp.,
         5.90%, 01/02/01
         (cost $10,105,000; Note 1)            P1 $  10,105   10,105,000
                                                            ------------
       TOTAL INVESTMENTS -- 101.1%
         (cost $399,317,045; Note 3).....................    428,284,832
       LIABILITIES IN EXCESS OF OTHER
        ASSETS (1.1)%......................................   (4,822,656)
                                                            ------------
       NET ASSETS -- 100.0%................................ $423,462,176
                                                            ============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt.
PLC Public Limited Company (British Corporation)

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

General

       Prudential's Gibraltar Fund, Inc. (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The investment objective of the fund is growth of capital to the extent compatible with a concern for preservation of principal by investing in common stocks and other securities convertible into common stock. The Fund was organized by The Prudential Insurance Company of America (The Prudential) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 1: Accounting Policies

       The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

       Securities Valuation: NASDAQ National Market System equity securities and securities for which the primary market is an exchange are generally valued at the last sale price on such system or exchange on that day or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices on that day or at the bid price on such day in the absence of an asked price. Other over-the-counter equity securities are valued by an independent pricing agent or principal market maker. Debt securities with maturities of more than 60 days are valued using an independent pricing service and debt securities with maturities of less than 60 days are valued at amortized cost. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under authority of the Fund's Board of Directors.

       Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions. It is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares. Some dividends may be paid in cash.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                      C1

Note 2: Investment Advisory Fee and Other Transactions with Affiliates

       The Prudential Insurance Company of America ("The Prudential"), furnished investment advisory services in connection with the management of the Fund through September 28, 2000. Effective September 29, 2000, the Board of Director's terminated the investment advisory agreement with The Prudential and entered into an investment advisory agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to the investment advisory agreement, PIFM is paid the same investment advisory fee that The Prudential was paid. The investment advisory fee, which is computed daily at an effective annual rate of 0.125% of the average net assets of the Fund, is payable monthly to PFIM beginning January 1, 2001. Prior to January 1, 2001, the investment advisory fee was paid quarterly.

       In accordance with the investment advisory agreement, The Prudential was responsible for all investment advisory services, selecting subadvisers and supervising the subadviser's performance of such services. Effective August 17, 2000, The Prudential entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"). Prior to August 17, 2000, The Prudential had a subadvisory agreement with The Prudential Investment Corporation ("PIC"). Subsequent to appointment as advisor to the Fund, PIFM entered into a subadvisory agreement with Jennison on September 29, 2000.

       PFIM and The Prudential paid for all the expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any local state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions including custodian fees.

       For the year ended December 31, 2000, Prudential Securities Incorporated ("PSI") earned approximately $4,711 in brokerage commissions as a result of executing portfolio transactions on behalf of the Fund.

       PIFM, PSI, PIC and Jennison are all indirect wholly owned subsidiaries of The Prudential.

Note 3: Portfolio Securities

       Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000 aggregated $371,747,340 and $398,560,017, respectively.

       The federal income tax basis of the Fund's investments at December 31, 2000 was $401,149,429 and, accordingly, net unrealized appreciation for federal income tax purposes was $27,135,403 (gross unrealized appreciation -- $67,671,276; gross unrealized depreciation -- $40,535,873).

                                      C2

Financial Highlights

                                                    Prudential's Gibraltar Fund, Inc.
                                                 ---------------------------------------
                                                               Year Ended
                                                              December 31,
                                                 ---------------------------------------
                                                  2000    1999    1998    1997    1996
                                                 ------  ------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year.............. $15.67  $12.43  $10.95  $11.43  $10.14
                                                 ------  ------  ------  ------  ------
Income From Investment Operations:
Net investment income...........................   0.09    0.10    0.12    0.22    0.16
Net realized and unrealized gains on investments   0.25    4.57    2.61    1.84    2.56
                                                 ------  ------  ------  ------  ------
   Total from investment operations.............   0.34    4.67    2.73    2.06    2.72
                                                 ------  ------  ------  ------  ------
Less Distributions:
Dividends from net investment income............  (0.09)  (0.09)  (0.12)  (0.21)  (0.15)
Distributions from net realized gains...........  (5.93)  (1.34)  (1.13)  (2.33)  (1.28)
                                                 ------  ------  ------  ------  ------
   Total distributions..........................  (6.02)  (1.43)  (1.25)  (2.54)  (1.43)
                                                 ------  ------  ------  ------  ------
Net Asset Value, end of year.................... $ 9.99  $15.67  $12.43  $10.95  $11.43
                                                 ======  ======  ======  ======  ======
Total Investment Return(a)......................   1.59%  38.92%  25.89%  18.88%  27.13%
Ratios/Supplemental Data:
Net assets, end of year (in millions)........... $423.5  $451.3  $362.5  $325.9  $301.3
Ratios to average net assets:
  Expenses......................................   0.13%   0.13%   0.13%   0.15%   0.16%
  Net investment income.........................   0.57%   0.63%   0.96%   1.56%   1.38%
Portfolio turnover rate.........................     82%     39%    105%    101%     97%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF PRUDENTIAL'S GIBRALTAR FUND,
  INC.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, NY 10036
February 15, 2001


                          Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 2000 the Fund paid dividends as follows:

                      Ordinary   Long-Term       Total
                       Income  Capital Gains Distributions
                       ------  ------------- -------------
                         $0.51         $5.51         $6.02

                                      E1

Prudential's Gibraltar Fund, Inc.         Annual Report       December 31, 2000

Board of Directors (as of 12/31/2000)

David R. Odenath, Jr.
Chairman,
Prudential's Gibraltar Fund, Inc.

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group

Joseph Weber, Ph.D.
Vice President,
Interclass (international corporate learning)
--------------------------------------------------------------------------------

This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Additional information is contained in the prospectuses for Systematic Investment Plan Contracts, Variable Annuity Contracts, and Prudential's Gibraltar Fund, Inc. These prospectuses contain specific information concerning sales charges and other material facts and should be read carefully before you invest or send money.

Like most variable annuities, the products investing in the Prudential's Gibraltar Fund contain exclusions, limitations, reductions of benefits and terms for keeping them in force. For cost and complete details, refer to the prospectus or contact your licensed financial professional.

For service-related questions, please contact the Annuity Service Center at:

(888) 778-2888

[LOGO OF PRUDENTIAL]                                        --------------
                                                              Presorted
Prudential Annuity Service Center                              Standard
P.O. Box 13467                                               U.S. Postage
Philadelphia, PA 19101                                           PAID
                                                              Prudential
                                                            --------------